EXHIBIT 10

CISCO SYSTEMS CAPITAL CORPORATION                           72004163
5500 WAYZATA BLVD., SUITE 725                          -------------------
GOLDEN VALLEY, MN 55416-1242                           MASTER LEASE NUMBER
TEL. 612/593-1904  FAX 612/513-3299

--------------------------------------------------------------------------------
        LEGAL NAME OF LESSEE                 D.B.A. NAME        FEDERAL TAX ID #
-------------------------------------        -----------        ----------------
CYBERFAST NETWORK SYSTEMS CORPORATION                             65-0797505
--------------------------------------------------------------------------------
   ADDRESS                                               COUNTY
----------------                                         ------
1006 GRAND COURT                                          BAY
--------------------------------------------------------------------------------
    CITY                           STATE/PROVINCE                           ZIP
--------------                     --------------                          -----
HIGHLAND BEACH                           FL                                33487

[X] CORPORATION                   [ ] PARTNERSHIP             [ ] PROPRIETORSHIP
--------------------------------------------------------------------------------
CONTACT NAME                        PHONE NUMBER                     FAX NUMBER
------------                        -------------                  -------------
ED STACKPOLE                        (561)637-2716                  (561)637-2717
--------------------------------------------------------------------------------
SUPPLIER/VENDOR                              SALES REPRESENTATIVE
---------------                              --------------------
CISCO SYSTEMS CAPITAL CORPORATION
--------------------------------------------------------------------------------
      ADDRESS                    CITY                    STATE           ZIP
---------------------          --------                  -----        ----------
170 WEST TASMAN DRIVE          SAN JOSE                   CA          95134-1706
--------------------------------------------------------------------------------

                           LEASE TERMS AND CONDITIONS

The terms and conditions of this Master Lease Agreement ("Master Agreement") shall apply to each and every Equipment Schedule ("LEASE") which shall become part of and attached to this Master Agreement. The Master Agreement and all Leases subsequently executed shall be refered to joinly as "Agreements".

1. Sunrise Leasing Corporation ("LESSOR") agree to lease to LESSEE and Lessee agrees to lease from LESSOR the equipment listed on each LEASE ("EQUIPMENT").

2. TERM, RENEWALS AND EXTENSIONS: The initial term and the rights and obligations of the parties shall commence on the Acceptance Date (hereinafter defined) and continue from the Commencement Date (hereinafter defined) for the number of months set forth in the LEASE. The Acceptance Date with respect in each item or EQUIPMENT shall be the sixteenth (16th) day after the date of shipment to LESSEE. The Commencement Date shall be the first day of the month following the Acceptance Date. THIS LEASE IS NON-CANCELABLE FOR THE FULL TERM HEREOF. This LEASE shall renew automatically in one year non-cancelable increments unless LESSOR receives written notice of LESSEE'S intent to: (a) purchase the EQUIPMENT or (b) terminate the LEASE. All notices must be received by LESSOR in writing by certified mail, return receipt, Ninety (90) days prior to the expiration date of the initial term or any of the non-cancelable increments of the LEASE.

3. PAYMENT: LEASE agrees to pay to LESSOR monthly LEASE payments as stated herein in advance on the Commencement Date and on the first day each month thereafter during the LEASE term. If the Commencement Date is not the same date as the Acceptance Date, LESSEE shall pay LESSOR interim rent on the Acceptance Date for that period of time from the Acceptance Date up to, but not including the Commencement Date in an amount equal to 1/30th of the monthly LEASE payment multiplied by the number of days from (and including) the Acceptance Date. LESSOR shall bill LESSEE by invoice for LEASE payments at LESSEE'S address set forth above. LESSEE shall remit payment to the address set forth on the invoice. The obligation of LESSEE to make payments is unconditional.

4. WARRANTIES: LESSOR HAS NOT MADE AND NOT MAKE ANY REPRESENTATION WARRANTY, PROMISE, OR CONVENANT, EXPRESS OR IMPLIED, AS TO THE CONDITION, QUALITY, CAPABILITY, FUNCTION, PERFORMANCE, OR SUITABILITY OF THE EQUIPMENT, ITS MERCHANTIBILITY, OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AGAINST INTERFERENCE OR AGAINST INFRINGEMENT. THE PARTIES AGREE THAT AS THE LESSEE SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT, NO DEFECT, EITHER PATENT OR LATENT, SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE, INCLUDING CONSEQUENTIAL AND INCIDENTIAL DAMAGE, ARISING OUT OF LESSEE'S USE OF THE EQUIPMENT, OR SUPPLIER'S FAILURE TO TIMELY DELIVER THE EQUIPMENT.

5. ASSIGNMENT: (A) LESSEE SHALL NOT ASIGN, SUBLET, LEND, TRANSFER OR PLEDGE THIS LEASE OR THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN APPROVAL. THIS LEASE AND THE CONVENANTS AND OBLIGATIONS HEREUNDER SHALL BE, BINDING UPON ANY SUCH ASSIGN, SUCCESSOR, REPRESENTATIVE OR TRANSFEREE OR LESSEE. (B) LESSOR may assign, transfer pledge or sell LESSOR'S interest in this LEASE or the EQUIPMENT. Upon notification of such assignment, LESSEE shall remit lease payments directly to the address set forth on the notification. In no event shall assignee of LESSOR be obligated to perform any duty, convenant, condition or promise under this LEASE. (C) All terms and conditions hereof shall be binding upon all successors and assigns of the parties herein but only to the extent such successors and assigns are permited hereunder.

6. UCC FILINGS: LESSEE hereby agrees to execute such financing statements, amendments thereto and other instruments as may be requested by LESSOR and hereby consistents and appoints LESSOR its true and lawful attorney-in-fact to execute such financing statements on behalf of LESSEE without the LESSEE'S signature. LESSEE agrees that the filing of this LEASE or a photocopy thereof shall constance and be the equivalent of the filing of an original financing statement with respect to the EQUIPMENT under the Uniform Commercial Code and LESSEE hereby adopts any photocopy or other reproduccion of its signature on this LEASE as its own.

7. PURCHASE OPTION: Upon lawful termination of this LEASE and provided that no Event of Default has ocurred during the term of the LEASE, LESSEE shall have an option to purchase all (not part) of the EQUIPMENT without recourse or warranty ("Purchase Option"). The LESSEE, however, is required to give ninety (90) days with written notice to LESSOR prior to the LEASE of its intention to purchase the EQUIPMENT. The payment for the EQUIPMENT purchase must made prior to the next usual LEASE rental payment date for that LEASE; otherwise LESSEE shall be billed for the next LEASE payment under the terms of the LEASE and the LEASE payment must be made properly. If an Event of Default has ocurred during the term of the LEASE payment for the EQUIPMENT is not made pursuant to the terms of this Option, LESSEE'S Purchase Option shall be canceled forthwith. LESSEE does not have the right to assign its purchase Option rights no any other entity. THE FAIR MARKET VALUE OF EQUIPMENT SHALL BE RETAIL MARKET PRICE FOR USED, WELL MAINTAINED EQUIPMENT AT THE TERMINATION OF A LEASE.

8. USE OF EQUIPMENT: LESSEE shall use the EQUIPMENT solely at the business location as set forth in the Equipment Schedule. LESSEE shall use the EQUIPMENT in compliance with the Manufacturer's or Supplier's suggested guidelines. Provided LESSEE is not in default hereunder, LESSEE shall have the right to quit and peaceful use of the EQUIPMENT. LESSOR shall be permited to inspect the EQUIPMENT during LESSEE'S regular business hours.

9. REPAIRS: LESSEe, at its own expense, shall keep the EQUIPMENT in good repair and maintain a service agreement in full force throughout the term of the LEASE which fulfills all of the manufacturer's or vendor's maintenance requirements as set forth in its full service maintenance contract. Notwithstanding LESSEE agrees to pay LESSOR for any expense incurred to cause the EQUIPMENT to meet vendor's specifications. LESSEE shall pay such charges immediately upon request.

       (ADDITIONAL TERMS, CONDITIONS AND SIGNATURE BLOCK ON REVERSE SIDE)

                           LEASE TERMS AND CONDITIONS

10. INSURANCE: LESSEE shall provide, and pay for (a) insurance against the loss or theft of or damage to the EQUIPMENT for the full replacement value and (b) public liability and property damage insurance naming LESSOR as Loss Payee or Additional Insured. Upon request from LESSOR, LESSEE shall provide LESSOR with a Certificate of Insurance.

11. NET LEASE: LESSEE intends the LEASE payments hereunder to be net to LESSOR. LESSEE shall pay, or reimburse LESSOR, property taxes, fees, assessments, charges and taxes (municipal, state and federal) which are imposed upon this LEASE or the EQUIPMENT or its ownership, leasing, renting, possession or use while it is subject to this LEASE, excluding, however, taxes based on LESSOR'S net income. Unless otherwise specified in the LEASE, LESSOR shall be responsible for filing all personal property tax returns with respect to the EQUIPMENT and shall pay all taxes in connection with such filing. LESSEE shall reimburse LESSOR for such personal property tax payments within the (10) days of receipt of LESSOR'S invoice therefore.

12. TITLE: Title to the EQUIPMENT shall remain in LESSOR except upon the exercise of the Purchase Option by LESSEE. All replacement parts, accessories, additions to, or modifications of the EQUIPMENT shall become property of LESSOR, LESSEE shall affix to the EQUIPMENT, in a prominent place, any tags, sticker, labels or marketing supplied by LESSOR stating ownership of the EQUIPMENT. LESSEE shall give LESSOR immediate notice of any attachment, or judicial process affecting the EQUIPMENT or LESSOR'S ownership thereof.

13. RISK OF LOSS: Upon acceptance of the EQUIPMENT, LESSEE shall bear risk of loss from any cause whatsoever and any such loss shall not relieve LESSEE from any obligation hereunder including the duty to make LEASE payments. In the event the EQUIPMENT is lost or damaged beyond repair, LESSEE shall replace the EQUIPMENT with identical EQUIPMENT, which shall become the EQUIPMENT for purposes of this LEASE.

14. DELIVERY AND RETURN OF PRODUCT: LESSEE assumes the full expense of transportation, insurance, and installation to LESSEE'S site. Upon lawful termination of this LEASE or upon LESSEE'S default, and not less than fifteen
(15) days or more than thirty (30) days prior to the return of the EQUIPMENT, LESSEE shall, at LESSEE'S sole expense, provide LESSOR a letter from the manufacturer certifying the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level. LESSEE shall remain obligated to pay Rent on the Product until the Product and certification are received by LESSOR. LESSEE, at its own expense, shall crate, insure, and transport the EQUIPMENT to LESSOR or to a location within the Continental U.S. designated by LESSOR to receive the EQUIPMENT in the same condition it was at the commencement of the LEASE reasonable wear and tear excepted.

15. EVENTS OF DEFAULT: The following shall be "Events of Default"; (a) LESSEE fails to make any LEASE payment within five (5) days after the date the payment is due; (b) LESSEE fails to allow LESSOR to inspect the EQUIPMENT during business hours; (c) LESSEE fails to provide insurance on EQUIPMENT; (d) LESSEE fails to maintain the EQUIPMENT and maintain a service contract; (e) LESSEE assigns or otherwise transfers this lease or the EQUIPMENT without LESSOR'S prior written approval; (f) LESSEE creates, incurs, or assumes any mortgage, lien, pledge, or other encumbrance or attachment of any kind whatsoever, with respect to the EQUIPMENT or this LEASE or any of LESSOR'S interest hereunder;
(g) LESSEE moves the EQUIPMENT to a location other than as stated on the front page hereof without LESSOR'S prior written approval; (h) LESSEE fails to return the EQUIPMENT to LESSOR upon termination of this LEASE; (i) LESSEE files or has filed against it a petition in bankruptcy or seeking similar relief; (j) LESSEE becomes insolvent, or (k) LESSEE defaults under any other lease or agreement between the parties.

16. REMEDIES: Unless LESSEE corts an event of default within 10 business days from when it has received written notice from LESSOR the parties agree that upon the occurrence of an Event of Default, LESSOR may take one or more of the following actions: (i) declare the entire amount of the remaining LEASE payments, including attadges, due and immediately payable, (ii) take peaceful possession of the EQUIPMENT with or without court order, and (iii) recover all commercially reasonable costs and expenses incurred by LESSOR in any repossession, recovery, storage or repair, sale, release or other disposition of the EQUIPMENT. No right or remedy herein conferred upon or reserved to LESSOR is exclusive of any other right or remedy hereunder or allowed by law. Each right and remedy shall be cumulative and may be exercised singly or in combination. To the extent permitted by applicable law, LESSEE also hereby waives any rights now or hereafter conferred by reason or otherwise which may require LESSOR to sell, lease or otherwise use the EQUIPMENT in mitigation of LESSOR'S damages, or which may otherwise limit or modify any of LESSOR'S rights or remedies under this paragraph.

17. LESSOR'S EXPENSES: LESSEE shall pay LESSOR all costs and expenses, including reasonable attorney's fees, incurred by LESSOR in exercising any of its rights or remedies hereunder. To the extent allowed by law, LESSEE shall be obligated to pay a late payment penalty equal to 5% of the monthly rental for each month the payment is delinquent, or the maximum rate permitted by law.

18. INDEMNITY: LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from the LEASE or the EQUIPMENT without limitation. The indemnities contained herein shall survive termination of this LEASE.

19. NON-WAIVER: LESSOR'S failure to require strict performance by LESSEE of any of the provisions of this LEASE shall not be a waiver thereof.

20. SEVERABILITY: If any provision of this LEASE be declared invalid, such provision shall be inapplicable and deemed omitted, but the remaining provisions, including the default and remedy provisions, shall remain in full force and effect.

21. WAIVER: Except as hereinafter specifically provided and to the extent allowed by law, LESSEE and LESSOR agree that the provisions of Uniform Commercial Code Article 2A, as enacted by the State of Minnesota, shall not be applicable to this Agreement. Notwithstanding the foregoing, UCC Sections 2A-109, 2A-523, 2A-525, 2A-526 and 2A-531 shall remain applicable in their current form.

22. CHOICE OF LAW, JURISDICTION AND VENUE: The parties herein expressly agree that this Agreement shall be governed by the laws of the State of Minnesota and shall be interpreted, consumed and enforced in accordance with the laws of the State of Minnesota. In any legal action hereunder, LESSEE hereby consents to personal jurisdiction and venue in the Courts of the State of Minnesota, and LESSEE will not object to personal jurisdiction or venue in the Courts of the State of Minnesota.

23. Monthly Lease Payments and other Lease Terms shall be shown on Equipment Schedule to this Master Agreement and are incorporated herein by reference.

================================================================================

LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH HEREIN. This Master Agreement Constitutes the entire Agreement between the parties and no provision of this Master Agreement shall be deemed waived, amended or modified by either party unless such waiver, amendment or modification is in writing signed by the party to be changed thereby.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THE NON-CANCELABLE LEASE THIS 12 DAY OF JAN., 1999

NAME OF LESSEE: CYBERFAST NETWORK SYSTEMS CORPORATION
SIGNED X /s/ Edward J. Stockpole DATE 01/12/99
NAME AND TITLE EDWARD J. STOCKPOLE, PRES. CEO

LESSOR: SUNRISE LEASING CORPORATION
SIGNED X /s/ JAMES C. TEAL DATE 2/25/99
NAME AND TITLE JAMES C. TEAL
               MANAGER, ADMINISTRATION

                                                       MASTER LEASE NUMBER
CISCO SYSTEMS CAPITAL CORPORATION                      -------------------
5500 WAYZATA BLVD., SUITE 725                               72004163
GOLDEN VALLEY, MN 55416-1242
TEL. 612/593-1904  FAX 612/513-3299                     EQUIPMENT SCHEDULE
                                                        ------------------
                                                                A/A
--------------------------------------------------------------------------------
                 EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

-------------------------------------------------------    -------------------------------
EQUIPMENT LOCATION                                                   LEASE TERM
1006 Grand Court   Highland Beach    FL    33487  Bay
-------------------------------------------------------             36    MONTHS
STREET ADDRESS         CITY         STATE   ZIP  COUNTY          --------
-------------------------------------------------------    -------------------------------
QTY.  MODEL # AND DESCRIPTION                                     PAYMENT SCHEDULE
----  -----------------------                              -------------------------------
                                                                MONTHLY LEASE PAYMENT
      See Exhibit "A" for equipment descriptions
                                                                   $3,538.87/month*
                                                                   ----------------
                                                             (Excludes Applicable Taxes)
                                                           * Automatic Bank Payments (ACH)
                                                           -------------------------------
                                                                   ADVENCED PAYMENT

                                                              $3,751.50 for last month's
                                                                  payment in advance
                                                                  ------------------
                                                             (Includes Applicable Taxes)
                                                           -------------------------------
                                                              REMAINING MONTHLY PAYMENTS

                                                              35 months at $3,538.87/mo.
                                                              --------------------------
                                                             (Excludes Applicable Taxes)
                                                           -------------------------------
                                                                   SECURITY DEPOSIT
                                                                        (If Any)
                                                                          N/A
                                                                          ---
                                                           -------------------------------

-------------------------------------------------------
Purchase Options: [X] Fair Market Value
                  [ ] Other
                           -----------------------
The Purchase Option terms and conditions are listed in section 7 of the Master Lease Agreement
-------------------------------------------------------
Sales Tax:        [X] Each lease payment is subject to sales tax
                  [ ] Total sales tax required in advance
                  [ ] Exemption certificate attached (subject to local tax
                      regulations)
-------------------------------------------------------
--------------------------------------------------------------------------------
LESSEE HAS READ AND IS SUJECT TO THE CONDITIONS SET FORTH ON THE MASTER LEASE. IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS 12 DAY OF JAN 1999

NAME OF LESSEE: CYBERFAST NETWORK SYSTEMS CORPORATION
SIGNED: /s/ Edward J. Stackeole    DATE: 01/12/99
       -------------------------         ---------
NAME AND TITLE: Edward J. Stackeole, Pres. CEO
               -------------------------------

LESSOR: SUNRISE LEASING CORPORATION
SIGNED: /s/ James C. Teal
       -------------------------
DATE: 2/25/99
     ---------------------------

                                  EXHIBIT "A"

QTY     MFR PART #          TD#          DESCRIPTION                    LIST         EXTENDED
---     --------------     ------     -------------------------      ---------     -----------
 1      CISCO1528U-DS      098699     CISCO MICROHUB 8 PORT             645.00     $    483.75
 1      CISCO2610          098261     CISCO 2610 ETH MOD RTR          1,995.00     $  1,496.25
 1      WIC-1DSU-T1=       099241     CISCO 1600/2600/3600            1,000.00     $    750.00
 1      WIC-IT=            099880     CISCO 1600/2600/3600              400.00     $    300.00
 9      CAB-V35MT=         094642     MALE DTE V.35 CABLE               900.00     $    675.00
 4      AS5300             095860     AS5300 DIAL SHELF              40,000.00     $ 30,000.00
 4      AS53-T1-48VOX      098376     AS5300 48 VOICE/FAX DSP'S      57,200.00     $ 42,900.00
 4      SF53CP-11.3.X      099452     CISCO5300 IP PLUS FEATURE      10,800.00     $  8,100.00
 3      CAB-ACE=           099541     CISCO7200 AC POWER                 75.00     $     56.25
 2      CISCO4700-M-CH     098601     CISCO 4700 3SLOT CHAS          20,400.00     $ 15,300.00
 2      MEM-4500M-8F=      099815     CISCO 4500M 8MB FLASH           1,400.00     $  1,050.00
 2      CD45-C-11.2=       098610     CISCO 45/4700 IP                   30.00     $     22.50
 2      NP-4T=             094619     CISCO 45/4700 4PT SER           9,200.00     $  6,900.00
 2      NP-1FE=            098142     CISCO 45/4700 FETH 1PT          8,000.00     $  6,000.00
 2      MEM-4500M-32D=     099813     CISCO 45/4700 32M MAIN          3,800.00     $  2,850.00
 2      ACS-NPRM=          094627     CISCO 4000 SERIES RM KIT          200.00     $    150.00
                                                                                   -----------
                                                                                   $117,033.75
                                                                                   ===========